_______________________________________

               DYNASIL CORPORATION OF AMERICA
                      385 Cooper Road
             West Berlin, New Jersey 08091-9145
                       (856) 767-4600
          _______________________________________

                         NOTICE OF
               ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD AT 11:00 AM,
                    ON FEBRUARY 1, 2000


  To the Stockholders of Dynasil Corporation of America:

  The 2000 annual meeting of stockholders of Dynasil Corporation of America (the "Company"), a New Jersey corporation, will be held at the corporate headquarters
of the Company located at   385 Cooper Road, West Berlin, NJ, 08091 on February
1, 2000 at beginning at 11:00 A.M. local time. At the meeting, stockholders will act upon the following matters:

       (1)  Election of seven (7) Directors, each for a term of one year;

       (2) Ratification of appointment of Haefele, Flanagan & Co., p.c., as the Company's independent accountants for fiscal 2000; and

       (3)  Any other matters that properly come before the meeting.

  Stockholders of record at the close of business on November 30, 1999 are entitled to vote at the meeting or any postponement or adjournment.

  The accompanying form of proxy is solicited by the board of directors of the company.

  Stockholders (Whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and return promptly the accompanying proxy in the enclosed self addressed stamped envelope. A proxy may be revoked at any time prior to its exercise (a) by notifying the secretary of the company in writing, (b) by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.


                                     By order of the Board of Directors:

                                     _____________________________
                                     John Kane, Corporate Secretary

  December 23, 1999
  West Berlin, New Jersey

                 DYNASIL CORPORATION OF AMERICA
                        385 Cooper Road
               West Berlin, New Jersey 08091-9145
                         (856) 767-4600

                 ______________________________

                      PROXY STATEMENT
                 ______________________________


This Proxy Statement contains information related to the annual meeting of stockholders of Dynasil Corporation of America (the "Company"), to be held on Tuesday, February 1, 2000 at 11:00 A.M., local time, at the corporate headquarters of the Company, 385 Cooper Road, West Berlin, New Jersey, and at any adjournment or adjournments thereof.

                        ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, November 30, 1999 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 2,345,136 shares of common stock of the Company were outstanding.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      1.   for election of the nominated slate of directors (see page 5); and
      2. for ratification of the appointment of Haefele Flanagan & Co., p.c., as the Company's independent auditors (see page 9).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                         STOCK OWNERSHIP

Who are the largest owners of the company's stock?

James Saltzman, Chairman of the Board of Directors of the Company, owns or controls 24.63% of the outstanding shares of common stock of the Company; and Robert Lear, a director of the Company, owns or controls 7.37% of the outstanding shares of common stock of the Company. See the table below.

How much stock do the company's directors and executive officers own?

     The following table sets forth the beneficial ownership of the Common Stock of the Company as of November 30, 1999 by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:






Title      Name and Address             No. of Shares and nature of   Percent of
of Class   of Beneficial Owner          Beneficial Ownership(1)       Class
--------   -------------------          ---------------------------   ----------
Common     James Saltzman(2)            580,865                       24.63%
           621 East Germantown Pike
           Suite 105
           Plymouth Valley PA  19401

Common     Gen. Charles J. Searock,      90,496                        3.85%
            Jr. (USAF Ret) (3)
           39 Tee Pee Court
           Medford, NJ   08055

Common     Jan Melles(4)                 56,500                        2.40%
           9 Riverside Road
           Laguna Niguel, CA   92677

Common     Nathan Schwartz(5)            48,394                        2.03%
           621 East Germantown Pike
           Suite 105
           Plymouth Valley, PA 19401

Common     Dr. Peter P. Bihuniak(6)      16,000                        0.68%
           631 Scenic Circle
           Holland, OH   43528

Common     Robert Lear(7)               173,236                        7.37%
           420 South York Road
           Hatboro, PA   19040

Common     Robert E. Hibshman, Sr.(8)    59,000                        2.51%
           19689 7th Ave. NE, Suite 182
           Poulsbo, WA  98370-7576

Common     John Kane(9)                  15,425                        0.66%
           149 Plowshare Road
           Norristown, PA  19403

Common     Bruce Leonetti                   100                        0.00%
           200 Birdwood Avenue
           Haddonfield, NJ   08033

All Officers and Directors
as a Group                            1,040,015                       42.76%

------------

(1) The numbers and percentages shown include shares of common stock issuable to the identified person pursuant to stock options that may be exercised within 60 days. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of share of common stock owned by any other stockholders. The number of shares outstanding on September 30, 1999 was 2,344,942.

(2) Includes options to purchase 7,500 shares of the Company's common stock at $1.00 per share, options to purchase 3,000 shares of the Company's common stock at $3.52 per share, and options to purchase 3,000 shares of the Company's common stock at $1.17 per share; also includes 567,365 shares owned by Saltzman Partners.

(3) Includes options to purchase 3,000 shares of the Company's common stock at $1.17 per share.

(4) Includes options to purchase 3,000 shares of the Company's common stock at $3.52 per share, and options to purchase 3,000 shares of the Company's common stock at $1.17 per share.

(5) Includes options to purchase 20,000 shares of the Company's common stock at $1.50 per share, options to purchase 5,000 shares of the Company's common stock at $1.50 per share, options to purchase 3,000 shares of the Company's common stock at $4.25 per share, options to purchase 3,000 shares of the Company's common stock at $3.52 per share, and options to purchase 3,000 shares of the Company's common stock at $1.17 per share.

(6) Includes options to purchase 10,000 shares of the Company's common stock at $3.00 per share, options to purchase 3,000 shares of the Company's common stock at $3.52 per share, and options to purchase 3,000 shares of the Company's common stock at $1.17 per share.

(7) Includes options to purchase 3,000 shares of the Company's common stock at $3.52 per share, and options to purchase 3,000 shares of the Company's common stock at $1.17 per share; also includes 167,236 shares owned by Penn Independent Corporation, for which Mr. Lear disclaims beneficial ownership.

(8) Includes options to purchase 3,000 shares of the Company's common stock at $1.17 per share.

(9) Includes options to purchase 5,500 shares of the Company's common stock at $2.65 per share.

                             ITEM 1

                     ELECTION OF DIRECTORS

Seven (7) directors will be elected to hold office subject to the provisions of the Company's by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a majority of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:

                                     Positions(s)
Name                  Age          With the Company          Director Since
----------------------------------------------------------------------------
Mr. James Saltzman    55          Chairman of the Board             1998

Gen. Charles J.
Searock, Jr.          63          President, CEO, Director          1996

Mr. Jan Melles        59          Director                          1996

Mr. Nathan Schwartz   38          Director                          1996

Dr. Peter P. Bihuniak 50          Director                          1997

Mr. Robert Lear       54          Director                          1998

Mr. Robert E.
Hibshman, Sr.         72          Director                          1999


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

Business Experience of the Directors

     James Saltzman, Chairman, 55, has been a member of the Board since February 1998, and is a major shareholder in Dynasil Corporation. Mr. Saltzman, has been the General Partner of Saltzman Partners, an investment firm, since 1982. Since January 1997, Mr. Saltzman has served as Vice Chairman of Madison Monroe, Inc., a private company engaged in investments. He served as a director of Xyvision, Inc., a publicly held company which develops, markets, integrates and supports content management and publishing software, since 1992, and was Chairman of the Board of such company from February 1994 to February 1995.

     General Charles J. Searock, Jr. (USAF Ret), 63, has been a director of the Corporation since February 1996 and currently serves as President and CEO. General Searock retired from the United States Air Force having attained the rank of Lieutenant General in 1993 after 36 years of active duty, having received numerous military decorations. Prior to joining Dynasil, he was executive Vice President of Aero Development Corporation from 1993 to 1996. General Searock earned a BA in General Education from the University of Nebraska in 1962, and a Masters degree in Management from Central Michigan University in 1975.

     Jan Melles, 59, has been a member of the Board of Directors of the Company since February 1996. Since 1993, Mr. Melles has been President and sole shareholder of Photonics Investments, bv, which is engaged in investments in, and mergers and acquisitions of, photonics companies. From 1988 to 1992, he served as Chief Executive Officer of Melles Griot, Inc., a division of J.
Bibby & Sons, PLC. Mr. Melles co-founded Melles Griot, Inc. in 1969 and sold it to J. Bibby &
Sons, PLC in 1988. Mr. Melles also serves as a director of Excel Technology, Inc., a publicly held company, and as a director of Gooch and Housego, PLC, a publicly held company.

     Nathan Schwartz, 38, has been a member of the Board since February 1996. He is an attorney and financial advisor, providing legal and financial advice to numerous financial service clients since 1992. Mr. Schwartz earned a B.A. in History from Kenyon College in 1982, an M.B.A. in Public/Private Management from Columbia University in 1986, and a J.D. from the University of Pittsburgh in 1989.

     Dr. Peter P. Bihuniak, 50, has been a member of the Board since February 1997. He has held his current position of Vice President of Technology for SOLAREX since 1997. From 1995 to 1997, he served as Director of Research and Development of Pilkington, Libbey-Owens-Ford in Toledo, Ohio, directing invention and development efforts for high performance glass. From 1988 to 1995, Mr. Bihuniak served in various positions with PPG Industries, Inc., one of the major producers of flat glass, fabricated glass and continuous-strand fiber glass in the world, serving most recently as General Manager, Flat Glass Specialty Products Division.

     Robert Lear, 54, has been a member of the Board since February 1998. He is President of Penn Independent Corporation, a property and casualty insurance enterprise. Mr. Lear has been President and Chief Executive Officer of Penn Independent since September 1996 and previously served as Executive Vice President-Finance and Chief Financial Officer of that company for more than seven years. He was Vice President-Finance and Chief Financial Officer of Penn-America Group, Inc. from its formation in July 1993 until March 1995, and still serves Penn-America Group, Inc. as a director. Prior to joining Penn Independent, Mr. Lear had over 15 years of public accounting experience, specializing in the insurance industry. Mr. Lear is a certified public accountant.

     Robert E. Hibshman, Sr., 72, has been a member of the Board since January 1999. He founded Hibshman Optical Labs, Inc. which was purchased by his son, Robert E. Hibshman Jr. and eventually sold to Dynasil Corporation as Hibshman Corporation. Mr. Hibshman Sr. is currently retired and is occupied with property development and investments.

How are directors compensated?

     Directors Compensation. No member of the Board receives any cash compensation for serving on the Board except for reimbursement of reasonable expenses incurred in attending meetings. All board members receive an annual option to purchase 3,000 shares of the Company's common stock at an exercise price that reflects market price at time of issuance.

What committees has the Board established?

     Compensation Committee. The Compensation Committee is responsible for negotiating and approving salaries and employment agreements with officers of the Company. The committee consist of Messrs. Lear, Bihuniak and Schwartz.

     Technical Advisory Committee. The Technical Advisory Committee is responsible for developing policies and procedures to ensure quality remains at the forefront of the Company's manufacturing process. The committee consist of Messrs. Bihuniak, Searock and Saltzman.

                            EXECUTIVE COMPENSATION

The following table sets forth all information concerning total compensation earned or paid to the officers of the Company who served in such capacities as of September 30, 1999 for services rendered to the Company during each of the last three fiscal years.

                           Summary Compensation Table


                                                                      Long Term Compensation
                                                                      ----------------------
                                  Annual Compensation                          Awards             Payouts
                                  -------------------                          ------             -------
                                                       Other                         Securities    Long-
Name and                                               Annual       Restricted       Underlying    Term        All other
Principle                                              Compen-        Stock            Options    Incentive     compen-
Position       Year     Salary ($)     Bonus ($)      sation ($)     Awards ($)          ($)      Plans ($)    sation ($)
---------      ----     ----------     ---------      ----------    -----------       ---------   ---------    ----------
Charles J.     1999      122,703
Searock,       1998      124,797
President,     1997      88,054                                       16,250
CEO


John           1999      83,339                                        2,625
Kane,          1998      88,289          1,118                         6,000
Secretary,     1997      57,212            624                        13,500
Treasurer,
CFO


Bruce          1999      65,042
Leonetti,
VP

Employment Agreements

     The three year employment agreement with Charles J. Searock, Jr., Chief Executive Officer and President, which commenced on December 1, 1996 was renewed for an additional one year term on December 1, 1999. It will renew automatically at the end of the term unless terminated by either party upon ninety days written notice prior to the end of the term. Under the employment agreement, Mr. Searock has agreed to work for us full time, and receives an annual base salary of $125,000. Mr. Searock's agreement also provides for an annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and contains three-year non-competition provisions that prohibit him from competing with us. In addition, the agreement provides that if Mr. Searock is terminated without cause, he will receive a severance consideration of one year's salary.

     The current employment agreement with John Kane, Chief Financial Officer, Secretary and Treasurer, commenced on January 20, 1997 and will continue for a three-year period, after which the agreement will automatically renew for one-year terms, unless terminated by either party upon ninety days written notice prior to the end of any term, or for cause. Under the employment agreement, Mr. Kane has agreed to work for us full time, and receives an annual base salary of $85,000, to be reviewed no less than annually. Mr. Kane's agreement also provides for an annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and contains eighteen month non-competition provisions that prohibit him from competing with us.

     We have also entered into an employment agreement with Bruce Leonetti, Vice President of Marketing and Sales, which commenced on January 1, 1999 and will continue for a three-year period, unless terminated for cause. Under the employment agreement, Mr. Leonetti has agreed to work for us full time, and receives an annual base salary of $89,000, with commissions based on the gross dollar amount of product shipped. Mr. Leonetti's agreement also provides for an annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and contain twenty four month non-competition provisions that prohibit him from competing with us. In addition, the agreement provides that if Mr. Leonetti is terminated without cause, he will receive a severance consideration of three months' salary.


Option Grants in Last Fiscal Year

The following table sets forth information concerning options granted to the executives named in the Summary Compensation Table above during the year ended September 30, 1999.

                                  Individual Grants                        Potential Realizable
               Number of      % of Total                                   Value at Assumed
               Securities     Options        Exercise                      Annual Rates of Stock
               Underlying     Granted to     or Base                       Price Appreciation
               Options        Employees in   Price     Expiration          for Option Term
Name           Granted (#)    Fiscal Year     ($/Sh)   Date                 5%                  10%

                                                                          <C.
Charles J.
Searock        3,000          100%           $1.17     1/26/2004           $ 0                  $0



Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

The following table sets forth information concerning option exercises during the last fiscal year and outstanding options held as of September 30, 1999 by the executive named in the Summary Compensation Table above.

                                                      Number of Securities     Value of Unexercised
                                                      Underlying               In-the-Money
                                                      Unexercised Options at   Options at
                    Shares                            Fiscal Year End (#)      Fiscal Year end ($)
                    Acquired on       Value           Exercisable/             Exercisable/
Name                Exercise (#)   Realized ($)       Unexercisable            Unexercisable

Charles J. Searock   -----          -----               3,000  /   0             $0  / $0

John Kane            -----          -----               5,500  /   0             $0  / $0



                             ITEM 2

      RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTS

The Company has appointed Haefele, Flanagan & Company, p.c. as the Company's independent for the fiscal year ending September 30, 2000. Services provided to the Company by Haefele, Flanagan & Company in fiscal year 1999 included the examination of the Company's consolidated financial statements, preparation of federal and state income taxes, and services related to filings with the Securities and Exchanges Commission.

Representatives of Haefele, Flanagan & Co. will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The Board of Directors Recommends a Vote "For" Ratification of The Appointment of Haefele, Flanagan & Company as The Company's Independent Accountants For Fiscal Year 2000


                         OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                      ADDITIONAL INFORMATION

     Stockholder Proposals for the 2000 Annual Meeting. Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2001 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than August 23, 2000.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                                        By order of the Board of Directors:


                                        ___________________________
                                        John Kane
                                        Corporate Secretary

December 23, 1999
West Berlin, New Jersey

PROXY FORM            DYNASIL CORPORATION OF AMERICA             PROXY FORM

       Annual Meeting of Stockholders - To Be Held February 1, 2000
                THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) CHARLES J. SEAROCK, JR. and JAMES SALTZMAN, or either of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Dynasil Corporation of America that the undersigned would be entitled to cast if personally present at the 2000 Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE BELOW LISTED PERSONS AND PROPOSALS.

Please date, sign exactly as your name appears on the form, and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.



Director Nominees:
(1)  Charles J. Searock, Jr., (2) Jan Melles,     (3) Nathan Schwartz,
(4) Dr. Peter P. Bihuniak,    (5) James Saltzman, (6) Robert Lear,
(7) Robert E. Hibshman, Sr.

------------------------------------------------------------------------------

(1)  ELECTION OF DIRECTORS: Charles J. Searock, Jr., Jan Melles,
     Nathan Schwartz, Dr. Peter P. Bihuniak, James Saltzman, Robert Lear, Robert E. Hibshman, Sr.


            FOR                 WITHHOLD          WITHHOLD authority to vote for the
      All nominees        Authority to vote       individual nominee(s) identified
  (except as marked       for all nominees        in the space provided below
   to the contrary)

           [ ]                    [ ]             _________________________________




(2) To ratify the appointment of Haefele,        FOR     AGAINST      ABSTAIN
    Flanagan & Company as the  Company's        [  ]       [  ]         [   ]
    independent public accountants for
    the 2000 fiscal year



(3)  To transact such other business as
     may properly come before the
     meeting or any adjournments thereof       [  ]       [  ]         [   ]



--------------------------------
SIGNATURE                  DATE


--------------------------------
SIGNATURE                  DATE